SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the Appropriate box:

[   ]  Preliminary Proxy Statement     [   ]  Confidential, for Use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                              GeoResources, Inc.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Payment of Filing Fee (Check the appropriate box):

[ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

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           pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[   ]  Check box if any part of the fee is offset as provided by Exchange
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                                       April 25, 1997



TO OUR SHAREHOLDERS:

	You are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, June 12, 1997, at 2:00 P.M. Central Daylight Savings Time, at the El Rancho Motor Hotel, 1625 2nd Ave. West, Williston, North Dakota. The other directors and officers join me in extending this invitation.

	The formal matters to be acted upon at the meeting are described in the accompanying Notice of Meeting and Proxy Statement. In addition to the formal issues, a brief report on the Company's operations will also be presented.

	It is very important that your shares are represented at the meeting. If you are unable to attend the meeting but have questions or comments on the Company's operations, we would like to hear from you.

	Regardless of whether you plan to attend the meeting, we urge you to complete, sign, date and return the enclosed proxy card. By promptly returning the proxy, you, as a shareholder, help GeoResources, Inc. avoid further solicitation expense. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person. Thank you.

                                       Sincerely,

                                       GEORESOURCES, INC.


                                       /s/  J.P. Vickers
                                       J.P. Vickers
                                       President

JPV/dfr


                              GeoResources, Inc.
                      __________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on June 12, 1997
                      __________________________________

TO THE SHAREHOLDERS OF GEORESOURCES, INC.:

	The 1997 Annual Meeting of Shareholders of GeoResources, Inc. (the "Company") will be held on Thursday, June 12, 1997, at the El Rancho Motor Hotel, 1625 2nd Ave. West, Williston, North Dakota, at 2:00 P.M., Central Daylight Savings Time, for the following purposes:

        1.  To set the number of directors for the ensuing year;

        2.  To elect directors for the ensuing year; and

        3. To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

	Only shareholders of record as shown on the books of the Company at the close of business on April 24, 1997, will be entitled to vote at the Meeting and any adjournments thereof.

	This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                       Sincerely,

                                       GEORESOURCES, INC.


                                       /s/  Cathy Kruse
                                       Cathy Kruse
                                       Secretary

CK/dfr

Williston, North Dakota
Dated:  April 25, 1997


                               GeoResources, Inc.
                        Annual Meeting of Shareholders
                                June 12, 1997

                               PROXY STATEMENT

	The accompanying proxy is solicited by the Board of Directors of GeoResources, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 12, 1997, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournments thereof.

	The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

	Any shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary of the Company or by attending the Meeting and voting in person. If the enclosed proxy card is executed properly and returned in time to be voted at the Meeting, the shares represented will be voted as specified therein.
Proxies which are signed but which lack any voting specification will be voted in favor of the number and slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the Meeting.

	The mailing address of the principal executive office of the Company is P. O. Box 1505, Williston, North Dakota 58802-1505. The Company expects that this Proxy Statement, the Proxy and the Notice of Meeting will first be mailed to shareholders on or about May 1, 1997.

	The Board of Directors of the Company has fixed April 24, 1997 as the record date for the determination of shareholders entitled to vote at the Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Meeting.

	At the close of business on April 15, 1997, there were issued and outstanding 4,060,714 shares of the Company's common stock, par value $0.01 per share, the Company's only class of voting securities. A majority of the shares of common stock outstanding must be represented at the Meeting in person or by proxy to constitute a quorum for the two proposals and for the transaction of any other business that is properly brought before the Meeting. On matters other than the election of directors, holders of the common stock are entitled to one vote per share held as of the record date. With respect to the election of directors, each holder of common stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of directors to be elected) for any one nominee or to distribute his votes among any two or more nominees. There are no conditions precedent to the exercise of cumulative voting rights. Discretionary authority to cumulate votes in the election of directors is solicited in this proxy statement.


        PROPOSAL NUMBER 1 - NUMBER OF DIRECTORS

	The Articles of Incorporation of the Company provide that the number of directors shall not be less than three nor more than ten. In accordance with the Board's recommendations over the past several years, the Board recommends that the number of directors for the ensuing year be set at five and that five directors be elected. This proposal does not involve a change in the Articles of Incorporation or Bylaws. Each proxy will be voted for or against such number or not voted at all as directed in the proxy. An affirmative vote by a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to adopt Proposal Number 1 setting the number of directors for the ensuing year.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO SET THE NUMBER OF DIRECTORS AT FIVE.


        PROPOSAL NUMBER 2 - ELECTION OF DIRECTORS

	In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of such nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

	If, prior to the Meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the Meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors. The Board has no reason to believe that any of the nominees will be unable to serve. The election of each nominee proposed in Proposal Number 2 requires the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting.

	The following table provides certain information with respect to the nominees for directors of the Company:

                                  Current Position(s)
                                  With the Company and
                                  Business Experience             Director
Name of Nominee        Age        During Past Five Years           Since

H. Dennis Hoffelt       56        Director; has been President       1967;
                                  of Triangle Electric, Inc.,       except
                                  Williston, North Dakota,        for 1986
                                  an electrical contracting
                                  firm, for over five years.

Jeffrey P. Vickers      44        President and Director              1982
                                  of the Company since
                                  January, 1983 and June,
                                  1982, respectively.

Cathy Kruse             43        Secretary of the Company            1996
                                  since October, 1981;
                                  Treasurer of the Company
                                  October, 1981 to May, 1985
                                  and since June, 1990.  Director
                                  of the Company since June, 1996.
                                  Employed as Office Manager
                                  of the Company since May,
                                  1981.

Joseph V. Montalban     73        Director; has been President        1996
                                  and CEO of Montalban Oil
                                  & Gas Operations, Inc., for
                                  over five years.

Paul A. Krile           69        Nominee to the Board; has
                                  been President and owner of
                                  Ranco Fertiservice for over
                                  five years.

	Cathy Kruse, Secretary/Treasurer of the Company, is the sister-in-law of Jeffrey P. Vickers. No other family relationship exists between or among any of the officers or nominees. In March 1997, the Company and Joseph V. Montalban entered into a written agreement under which Mr. Montalban agreed to serve as a member of the Company's Board of Directors and to be nominated at the meeting to serve on the Board. Mr. Montalban agreed to vote at the Meeting all of the shares of the Company owned by him or his affiliates for the above nominees. Other than is discussed above, there are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

	The Company's Board of Directors has not designated an audit, nominating or compensation committee. During fiscal 1996, the Board held four meetings and each Director attended all of such meetings, except Dennis Hoffelt, who attended three meetings. Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during the year ended December 31, 1996, the Company is unaware of any officer, or director, who failed to file reports required by Section 16 of the Securities Exchange Act of 1934.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.


        EXECUTIVE COMPENSATION

	The following table presents the aggregate compensation which was earned by the Chief Executive Officer for each of the past three years. No employee of the Company earned total annual salary and bonus in excess of $100,000. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

                          SUMMARY COMPENSATION TABLE

                                            Long Term Compensation
                   Annual Compensation          Awards        Payouts
                                                                          All
                                   Other  Restricted                     Other
Name and                           Annual    Stock              LTIP    Compen-
Principal        Salary    Bonus   Compen-  Award(s) Options  Payouts    sation
Position  Year     ($)      ($)    sation     ($)    SARs(#)    ($)       ($)
Jeffrey   1996   $78,443    -0-      -0-      N/A      -0-      N/A     $11,766
P.        1995   $74,659    -0-      -0-     $925    35,000     N/A      $8,150
Vickers   1994   $73,929    -0-      -0-      N/A      -0-      N/A      $2,384
CEO

	In the table above, the column titled "Restricted Stock Awards" is comprised of a 1995 grant of 1,000 shares of common stock of the Company to each full-time employee, including Jeffrey P. Vickers. Restricted Stock Awards are "restricted securities" as defined in Rule 144 adopted under the Securities Act of 1933. The column titled "All Other Compensation" is comprised entirely of profit sharing amounts.

	If the Company achieves net income in a fiscal year, the Board of Directors may determine to contribute an amount based on the Company's profits to the Employees' Profit Sharing Plan and Trust adopted in December, 1978 (the "Profit Sharing Plan"). An eligible employee may be allocated from 0% to 15% of his compensation depending upon the total contribution to the Profit Sharing Plan. A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years. On retirement, an employee is eligible to receive the vested amount. On death, 100% of the amount allocated to an individual is payable to the employee's beneficiary. The Company accrued a $60,000 contribution for 1996 with contributions for 1995 and 1994 being $35,000 and $10,000, respectively. As of December 31, 1996, vested amounts in the Profit Sharing Plan for all officers as a group were approximately $360,000.


              Aggregated Option/SAR Exercises in last Fiscal Year
                         and FY-End Option/SAR Values

                                                                 Value of
                                               Number of        Unexercised
                                              Unexercised       In-the-Money
                                              Options/SARs      Options/SARs
                    Shares                    at FY-End(#)      at FY-End($)
                  Acquired on    Value        Exercisable/      Exercisable/
Name              Exercise(#)  Realized($)    Unexercisable     Unexercisable
Jeffrey P.
Vickers, CEO          -0-          -0-          35,000/0          $69,125/0

	At the 1993 Annual Meeting of Shareholders, the Company's 1993 Employees' Incentive Stock Option Plan (the "Plan") was approved by shareholders. The purpose of the plan is to enable the Company to attract persons of training, experience and ability to continue as employees, and to furnish additional incentive to such persons, upon whose initiative and efforts the successful conduct and development of the business of the Company largely depends, by encouraging such persons to become owners of the common stock of the Company.

	The term of the Plan expires February 17, 2003, ten years from the date the Plan was approved by the Board of Directors. If within the duration of an option there shall be a corporate merger consolidation, acquisition of assets, or other reorganization, and if such transaction shall affect the optioned stock, the optionee shall thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to such transaction and the optionee had been a stockholder of the Company with respect to such shares.

	The Plan is administered by the Board of Directors. The exercise price of the common stock offered to eligible participants under the Plan by grant of an option to purchase common stock may not be less than the fair market value of the common stock at the date of grant; provided, however, that the exercise price shall not be less than 110% of the fair market value of the common stock on the date of grant in the event an optionee owns 10% or more of the common stock of the Company. A total of 300,000 shares have been reserved for issuance pursuant to options to be granted under the Plan. Of the 300,000 reserved shares, there are 95,000 shares which are subject to outstanding options issued pursuant to the Plan.


DIRECTORS' COMPENSATION

	The officers of the Company who are also directors receive no additional compensation for attendance at Board meetings. Directors other than Rollin C. Vickers (who retired from the Board on December 31, 1996), Jeffrey P. Vickers and Cathy Kruse, were paid $150 per Board meeting attended during 1996.


Principal Shareholders And Management Shareholders

	The following table sets forth the number of shares of common stock beneficially owned by each officer, director and nominee for director of the Company and by all directors and officers as a group, as of March 15, 1997. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                   Name of Person
                   or Number of               Amount of
Class of           Directors and              Shares and Nature of    Percent
Securities         Officers as a Group        Beneficial Ownership    of Class

Common Stock,      Jeffrey P. Vickers,        303,934-Direct and       7.5%
$.01 par value     President and Director             Indirect(a)

Common Stock,      Paul A. Krile,             207,500-Direct and       5.1%
$.01 par value     Nominee to the Board               Indirect(b)

Common Stock,      Cathy Kruse,                 9,950-Direct(d)        (c)
$.01 par value     Secretary, Treasurer
                   and Director

Common Stock,      Thomas F. Neubauer,         11,000-Direct(e)        (c)
$.01 par value     Vice President,
                   Leonardite Operations

Common Stock,      H. Dennis Hoffelt,          39,000-Direct and       (c)
$.01 par value     Director                           Indirect(f)

Common Stock,      Joseph V. Montalban,       546,800-Direct(g)       13.5%
$.01 par value     Director

Common Stock,      Officers and             1,118,184-Direct and      27.5%
$.01 par value     Directors as                       Indirect
                   a Group-                 (a)(b)(c)(d)(e)(f)(g)
                   (six persons)
_______________________

(a) Included in the 303,934 shares listed for Jeffrey P. Vickers are 139,634 shares owned directly by him, 2,500 in a self-directed individual retirement account, 70,000 shares held jointly with his wife, Nancy J. Vickers, 25,500 shares held directly by his wife, 1,300 shares in his wife's self-directed individual retirement account, and an aggregate 30,000 shares held by him as custodian for his three minor children. Also included are 35,000 shares which may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan.

(b)  Mr. Krile has sole voting and investment powers over these shares.

(c)  Less than 1%.

(d) Included in the 9,950 are 5,000 shares which may be purchased by Ms. Kruse under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan.

(e) Included in the 11,000 are 5,000 shares which may be purchased by Mr. Neubauer under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan.

(f) Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 27,500.

(g)  Mr. Montalban has sole voting and investment powers over these shares.

	The following table sets forth information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock as of March 15, 1997.

                                             Amount of
Class of            Name and                 Shares and Nature of    Percent
Securities          Address of Person        Beneficial Ownership    of Class

Common Stock,       Joseph V. Montalban      546,800-Direct(a)        13.5%
$.01 par value      Montalban Oil & Gas
                    Operations, Inc.
                    Box 200
                    Cut Bank, MT  59247

Common Stock,       Jeffrey P. Vickers       303,934-Direct and        7.5%
$.01 par value      1814 14th Ave. W.                Indirect(b)
                    Williston, ND  58801

Common Stock,       Paul Krile               207,500-Direct(a)         5.1%
$.01 par value      P. O. Box 329
                    Sioux Rapids, IA  50585


(a) This information was obtained from a Securities and Exchange Commission filing.

(b)  See footnote (a) of the immediately preceding table.

	No arrangements are known by the Company which could, at a subsequent date, result in a change in control of the Company.


                 SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

	The Company's independent public accounting firm is Williams, Richey and Company, ("Williams"), of Denver, Colorado. Williams audited the Company's accounts for 1995 and 1996 fiscal years. Williams is expected to be the Company's independent auditors for 1997. A representative of Williams may be present at the Meeting and, if present, will respond to appropriate questions.


                             SHAREHOLDER PROPOSALS

	Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company by January 15, 1998, to be included in the Company's proxy statement and related proxy for such annual meeting.


                                OTHER BUSINESS

	Management knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointed proxies will vote the proxies in accordance with their best judgment.


                         ANNUAL REPORT TO SHAREHOLDERS

	A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.


                                   FORM 10-K

	The Company will provide at no charge a copy of the annual report on Form 10-K for the year ended December 31, 1996, as filed with the Securities And Exchange Commission, to any beneficial owner of shares entitled to vote at the meeting. Please address your request to the attention of Cathy Kruse, GeoResources, Inc., P.O. Box 1505, Williston, North Dakota 58802-1505.

                                       By order of The Board of Directors

                                       GEORESOURCES, INC.


                                       /s/  J. P. Vickers
                                       J. P. Vickers
                                       President

JPV/dfr

Williston, North Dakota
Dated:  April 25, 1997